HSBC

DUPLICATE

CONFIDENTIAL

20 July 2018

Primech Services & Engrg Pte Ltd
10 Howard Road
#10-01 Novelty Bizcentre
Singapore 369585

Attention: Mr Ho Kin Wai and Mr Kwek Jin Ngee Vernon
Directors

Dear Sirs

WITH RECOURSE RECEIVABLES PURCHASE FACILITY

The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the "**Bank**") is pleased to offer Primech Services & Engrg Pte Ltd (the "**Seller**") a facility (the "**Facility**"), subject to the terms and conditions set out in this letter (as the same may be revised, amended, supplemented and/or replaced in writing from time to time) (the "**Facility Letter**") and the Receivables Purchase (Recourse) Terms and Conditions (annexed at Appendix A) (the "**Conditions**") which are incorporated into the terms of this Facility Letter.

1. **Type of Facility**

The Facility is advanced on a with recourse and notified and/or non-notified basis, as indicated against the relevant Approved Debtor's name in the Schedule.

2. **Definitions and Interpretations**

For purposes of this Facility Letter, the expression "**Agreement**" means the agreement between the Bank and the Seller constituted by the terms of this Facility Letter (as amended, supplemented and/or replaced from time to time) and the Conditions.

All capitalised terms used in this Facility Letter shall have the same meanings as defined in the Conditions unless otherwise defined in this Facility Letter.

In the event of any inconsistency between the terms set out in this Facility Letter and the terms set out in the Conditions, the terms set out in this Facility Letter shall prevail.

Details of the **Approved Debtors** as at the date of this Facility Letter are set out in the Schedule to this Facility Letter together with the existing **Approved Country**, **Approved Currencies** and **Funding Limits** applicable to them.

In addition the following terms defined in the Conditions by reference to this Facility Letter shall have the following meanings (subject in each case to any contrary provisions in the Schedule to this Facility Letter):

Refer Limit	: SGD4,000,000/-
Prepayment Percentage	: 80 per cent. of the Assigned Debt.
Prepayment Period	: The period beginning on the date of the sales invoice for the Assigned Debt and expiring 60 days after the Due Date of the Assigned Debt.
Discount Charge Rate	: For amounts denominated in SGD 3 per cent. per annum over the Bank's three months Singapore InterBank Offered Rate, as conclusively determined by the Bank from time to time. If, at any time, the Singapore Interbank Offered Rate or the London Interbank Offered Rate (as applicable), or any other publicly reference rate applied by the Bank in the calculation of any pricing (in each case, the "**Reference Rate**) is below zero, the applicable Reference Rate shall be zero.
Service Fee	: SGD2,000/- per month.
Due Date	: The date falling not more than 30 days (or in the case of Changi Airport Group (S'pore) Pte Ltd, 14 days) after:- (a) the date of the sales invoice for the Assigned Debt, or (b) (if none) the date on which the Assigned Debt arises.
Concentration Cap	: 20 per cent. of the total value of all outstanding Assigned Debts at any time.

3. In addition to the fee(s) payable in accordance with the Conditions, the Seller must pay to the Bank:

(a) an annual review fee of SGD500/-; and

(b) an arrangement fee (the "**Arrangement Fee**") of SGD3,500/-, such fee being payable on acceptance of the terms and conditions of the Agreement by the Seller.

4. All payments made by the Bank shall be credited only to the Seller's bank account maintained with the Bank. The Seller must open and maintain a current account with the Bank in the currency of each Purchase Price for the duration of the Term.

5. The Seller shall be subject to a Field Survey yearly or from time to time as may be required by the Bank. The Seller shall pay to the Bank in respect of each survey an audit fee of SGD500/-, and submit to the Bank:

   (a) its latest management accounts; and

   (b) ageing analysis; and

   (c) any other documents and information as the Bank may require.

   For the purposes of the Agreement, "Field Survey" means a due diligence exercise carried out by the Bank at the Seller's office to review sales contracts, ageing of receivables and such other information as the Bank shall determine.

6. All liabilities of the Seller to the Bank from time to time shall be secured by the following:

   (a) a fresh security over receivables, to be provided by the Seller (the "**Security Over Receivables**");

   (b) a fresh all monies debenture over all present and future assets (the "**Debenture**"), to be provided by the Seller; and

   (c) a fresh joint and several guarantee for an unlimited amount (the "**Guarantee**"), to be provided by Sng Yew Jin, Kwek Jin Ngee Vernon and Ho Kin Wai,

   (collectively the "**Security Documents**" and any third party(ies) providing security shall be referred to herein as the "**Security Provider(s)**"

7. The representations, warranties and undertakings set out in the "**Additional Matters**" section of the Separate Facility Letter shall apply to the Facility as if set out in this Facility Letter in full (with applicable amendments if the context so requires), and the Seller is deemed to have made such representations, warranties and undertakings on the date of the Agreement and on each subsequent day during the continuation of the Agreement. For the purposes of this Facility Letter, the term "**Separate Facility Letter**" shall mean the separate facility letter dated on or about the date of this Facility Letter from the Bank to the Seller under which the Bank makes certain other banking facilities available to the Seller (as amended, supplemented, renewed or replaced from time to time by written agreement).

8. The Facility is uncommitted. For as long as the Facility is made available by the Bank, it will be subject to review by the Bank at any time.

9.1 Before the Bank accepts any application from the Seller in accordance with the Agreement, the Seller must deliver to the Bank the following documents in form and content satisfactory to the Bank and satisfy any other conditions set out below prior to any utilisation of the Facility:

(a) the attached duplicate copy of this Facility Letter with the form of acceptance thereon duly signed by the Seller and the form of confirmation duly signed by the Security Provider(s) referred to in the Separate Facility Letter;

(b) the resolution of the board of directors of the Seller approving the acceptance of the Agreement;

(c) the Security over Receivables, together with all documents which may be required or necessary for the purposes of perfecting the said security document(s), duly executed by the Seller;

(d) the Separate Facility Letter duly signed and satisfaction of all conditions precedent to the availability of the facility(ies) thereunder;

(e) in relation to each Notified Debt, a signed and dated Notice of Assignment addressed to each Approved Debtor evidencing that notice of assignment has been served on the relevant Approved Debtors, if not already submitted to the Bank. The Seller may give the Bank one Notice of Assignment in respect of all the Debts relating to the same Debtor;

(f) in relation to each Non-Notified Debt, a signed but undated Notice of Assignment addressed to each Approved Debtor, if not already submitted to the Bank. The Seller may give the Bank one Notice of Assignment in respect of all the Debts relating to the same Debtor;

(g) payment of the Arrangement Fee and any other fees, costs and expenses due to the Bank under the Agreement;

(h) a satisfactory Field Survey in respect of the Seller's receivables; and

(i) such other conditions, information and documents as the Bank may require.

9.2 The Seller undertakes to execute and deliver to the Bank the following documents in such form and content satisfactory to the Bank no later than [one month from utilisation of the Facility under this Facility Letter]:

(a) evidence satisfactory to the Bank that the Seller has cancelled its facilities with Malayan Banking Berhad and the charge numbers C201601158, C201600616 and C201600555 in favour of Malayan Banking Berhad has been released and discharged; and

(b) such other information and documents as the Bank may require.

10. The following subsidies apply to this Facility Letter:-

    (a) an initial formal valuation subsidy of up to SGD500/- (the "**Initial Formal Valuation Fee Subsidy**"); and

    (b) a legal fee subsidy of SGD2,880/- (the "**Legal Fee Subsidy**").

    The Bank shall pay the Legal Fee Subsidy directly to the relevant solicitor on or after completion of all legal documents, duly executed and stamped, within three (3) months from the date of acceptance of this Facility Letter and the Separate Facility Letter, whichever is earlier by the Seller ("**Acceptance Date**") and upon receipt of the original invoice from the solicitor.

    The Seller shall refund the Bank the Initial Formal Valuation Fee Subsidy and the Legal Fee Subsidy in full if the Facility and/or the facilities under the Separate Facility Letter is/are cancelled by the Seller within two (2) years from the Acceptance Date.

11. This Facility Letter and the Conditions together constitute the entire agreement between the Bank and the Seller in respect of the matters set out herein, and no other terms and conditions shall be included or implied.

12. This Facility Letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Facility Letter.

13. This offer of the Facility is available for acceptance by the Seller until the date falling 21 days from the date of this Facility Letter. If the Acceptance and Confirmation notice (a copy of which is attached hereto) is not received by the Bank within 21 days from the date of this Facility Letter, the offer of the Facility shall be deemed to have lapsed and expired.

14. The Bank is pleased to be of service to you. If you wish to accept the terms and conditions of the Agreement, we shall be grateful if you could arrange for the authorised signatories of the Seller to sign and return the Acceptance and Confirmation notice attached to this Facility Letter and the duplicate of this Facility Letter, to signify your understanding, acceptance of the terms and conditions of the Agreement.

15. Governing Law

The Agreement shall be governed by, and construed in accordance with the laws of Singapore.

16. Jurisdiction

Each Party unconditionally submits to the non-exclusive jurisdiction of the courts of Singapore in respect of all matters arising out of or in connection with the Agreement.

The Agreement has been executed by the Seller as a deed, and by the Bank, under hand, and shall take effect on and from the date written at the start of this Facility Letter.

Yours faithfully

Eileen Ho Vice President Commercial Banking	David Sim Senior Vice President and Team Head Commercial Banking

each on behalf of the Hongkong and Shanghai Banking Corporation Limited, Singapore Branch.

Schedule: The Approved Debtors

Approved Debtors	Approved Currency	Approved Country(ies)	Basis of Notification	Funding Limit
Amara Sentosa Investments Pte Ltd	SGD	Singapore	Notified	SGD100,000/-
Biomedical Sciences Institutes	SGD	Singapore	Notified	SGD200,000/-
Capella Singapore	SGD	Singapore	Notified	SGD100,000/-
Changi Airport Group (S'pore) Pte Ltd	SGD	Singapore	Notified	SGD1,200,000/-
Chinese Swimming Club	SGD	Singapore	Notified	SGD100,000/-
Daisho Development Singapore Pte Ltd	SGD	Singapore	Notified	SGD500,000/-
Garena Online Private Limited	SGD	Singapore	Notified	SGD100,000/-
GDA-CT Pte. Ltd.	SGD	Singapore	Notified	SGD50,000/-
GDA-RWS Pte. Ltd.	SGD	Singapore	Notified	SGD50,000/-
GDA-TM Pte. Ltd.	SGD	Singapore	Notified	SGD50,000/-
Golden Landmark Pte. Ltd.	SGD	Singapore	Notified	SGD50,000/-
Goodwood Group of Companies	SGD	Singapore	Notified	SGD150,000/-
Hoi Hup Sunway Novena Pte Ltd	SGD	Singapore	Notified	SGD250,000/-
Jalan Besar Town Council	SGD	Singapore	Non-Notified	SGD300,000/-
Keppel Housing Pte Ltd	SGD	Singapore	Notified	SGD150,000/-
Kitchen Language Pte Ltd	SGD	Singapore	Notified	SGD100,000/-
Lasalle College of the Arts	SGD	Singapore	Notified	SGD250,000/-
Millenium & Copthorne International Ltd	SGD	Singapore	Notified	SGD250,000/-
Pasir Ris – Punggol Town Council	SGD	Singapore	Non-Notified	SGD200,000/-

Approved Debtors	Approved Currency	Approved Country(ies)	Basis of Notification	Funding Limit
People's Association	SGD	Singapore	Notified	SGD200,000/-
Resorts World at Sentosa Pte Ltd	SGD	Singapore	Notified	SGD600,000/-
Senja – Cashew Community Centre	SGD	Singapore	Notified	SGD100,000/-
Swissotel Merchant Court	SGD	Singapore	Notified	SGD150,000/-
Temasek Polytechnic	SGD	Singapore	Notified	SGD600,000/-
Tomlinson Hotel Pte Ltd	SGD	Singapore	Notified	SGD300,000/-

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited

ACCEPTANCE AND CONFIRMATION

We, **Primech Services & Engrg Pte Ltd** confirm our acceptance of the offer and all the terms and conditions set out in the Agreement.

We further confirm that all prepayments (and any other amounts payable to us) under the Receivables Purchase Facility made available by you to us are to be paid into our Current Account No: ______________________________ held with you.

EXECUTED and **DELIVERED** as a Deed for and on behalf of **Primech Services & Engrg Pte Ltd** by	)	______________________ Director Name: KWEK JIN NGEE VERNON
	)	______________________ Director/Secretary* Name: SNG YEN JIN

*Delete as applicable.
Note: This should be signed by either (i) two directors or (ii) one director and the Company Secretary.

Eileen Ho
062054

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "Bank")

SECURITY PROVIDER'S CONFIRMATION

I confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 20 July 2018 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto (the "**Facility Letter**"); and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Eileen Ho
062054

Name: **Ho Kin Wai**
Identification No.: KJ0173889
Date: 24/07/18

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "Bank")

SECURITY PROVIDER'SCONFIRMATION

I confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 20 July 2018 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto (the "**Facility Letter**"); and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Eileen Ho
062054

Name: **Kwek Jin Ngee Vernon**
Identification No.: S7145417G
Date: 24/07/18

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "Bank")

SECURITY PROVIDER'SCONFIRMATION

I confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 20 July 2018 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto (the "**Facility Letter**"); and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Eileen Ho
062054

Name: **Sng Yew Jin**
Identification No.: S0074972I
Date: 24/07/18

HSBC

CONFIDENTIAL

28 September 2021

Primech A & P Pte. Ltd.
(formerly known as Primech Services & Engrg Pte Ltd)
10 Howard Road
#10-01 Novelty Bizcentre
Singapore 369585

Attention: Mr Ho Kin Wai and Mr Kwek Jin Ngee Vernon
Directors

Dear Sirs

RECEIVABLES PURCHASE FACILITY

We, The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the "**Bank**"), refer to the facility letter dated 20 July 2018 (as the same may be revised, amended, supplemented and/or replaced from time to time by written agreement) (the "**Facility Letter**") and the Receivables Purchase (Recourse) Terms and Conditions (the "**Conditions**") annexed thereto (collectively the "**Agreement**") in respect of the receivables purchase facility (the "**Facility**") made available to **Primech A & P Pte. Ltd.** (the "**Seller**"), and wish to advise the following revisions to the terms and conditions as set out in this supplemental facility letter (the "**Supplemental Facility Letter**").

All capitalised terms used in this Supplemental Facility Letter shall have the same meanings as defined in the Agreement unless otherwise defined in this Supplemental Facility Letter.

We wish to advise that the Refer Limit of the Facility shall be increased to SGD8,000,000/-.

Unless otherwise defined in this Supplemental Facility Letter, all words and expressions as defined in the Agreement shall have the same meanings when used or referred to herein.

Save as revised or supplemented herein, all other provisions of the Agreement shall continue to apply and to remain in full force and effect.

Without prejudice to the terms and conditions of the Agreement as supplemented by this Supplemental Facility Letter, the Facility is subject to review from time to time.

This Supplemental Facility Letter shall be governed by, and construed in accordance with the laws of Singapore.

Please arrange for the enclosed duplicate of this Supplemental Facility Letter to be signed and returned approving the acceptance of the revised terms and conditions within 21 days from the date of this Supplemental Facility Letter.

Yours faithfully

Eileen Ho
Vice President
Commercial Banking

David Sim
Senior Vice President and Team Head
Commercial Banking

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited

ACCEPTANCE AND CONFIRMATION

We, **Primech A & P Pte. Ltd.**, confirm our acceptance of the offer and all the revised terms and conditions contained in the Supplemental Facility Letter dated 28 September 2021.

EXECUTED and **DELIVERED**)
as a Deed on ______________)
for and on behalf of)
Primech A & P Pte. Ltd.)
by)

Director
Name: Khazid Bin Omar

Director/Secretary*
Name: Sng Yew Jin

*Delete as applicable.
Note: This should be signed by either (i) two directors or (ii) one director and the Company Secretary.

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "Bank")

SECURITY PROVIDER'S CONFIRMATION

I confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 20 July 2018 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto and the Supplemental Facility Letter dated 28 September 2021 to **Primech A & P Pte. Ltd.** (the "**Facility Letter**,,); and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name: **Ho Kin Wai**
Identification No.:
Date: 10 OCT 2021

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "Bank")

SECURITY PROVIDER'S CONFIRMATION

I confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 20 July 2018 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto and the Supplemental Facility Letter dated 28 September 2021 to **Primech A & P Pte. Ltd.** (the "**Facility Letter**"); and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name: **Kwek Jin Ngee Vernon**
Identification No.: S7145417G
Date: 10 OCT 2021

To: The Manager
The Hongkong and Shanghai Banking Corporation Limited (the "Bank")

SECURITY PROVIDER'S CONFIRMATION

I confirm that:-

(a) I consent to the terms and conditions as set out in the Bank's facility letter dated 20 July 2018 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto and the Supplemental Facility Letter dated 28 September 2021 to **Primech A & P Pte. Ltd.** (the "**Facility Letter**"); and

(b) I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

Name: **Sng Yew Jin**
Identification No.: S0074972I
Date: 10 OCT 2021